EXHIBIT 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES OXLEY ACT OF 2002
This certification is provided pursuant to section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the Quarterly Report on Form 10-Q (the “Form 10-Q”) for the three months ended September 30, 2005 of Craftmade International, Inc. (the “Company”).
I, J. Marcus Scrudder, Chief Financial Officer of the Company, certify that, to my knowledge:
3.	the Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) as applicable, of the Securities Exchange Act of 1934; and

4.	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Form 10-Q.

Date: November 8, 2005	/s/ J. Marcus Scrudder

J. Marcus Scrudder
Chief Financial Officer